Exhibit 99.1

CytoDyn Appoints Jacob Lalezari M.D. as CEO, Mitchell Cohen as Interim CFO

VANCOUVER, Washington, January 29, 2024 (GLOBE NEWSWIRE) -- CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, announced today that Dr. Jacob Lalezari, formerly interim CEO, was appointed to the CEO role, effective January 26, 2024.

Dr. Lalezari’s appointment as CEO was made following a robust and competitive search process, carried out by the Company’s Board of Directors over the past seven months with support from international search advisers. CytoDyn Board Chair Tanya Urbach, commented, “Since July 2023, CytoDyn’s board has undertaken a thorough and highly competitive process to identify our next CEO, considering several qualified candidates in detail. Following his appointment as interim CEO in November 2023, a consensus developed by the board that Dr. Lalezari was the outstanding candidate and is the right leader for CytoDyn at this time. We are pleased that he has agreed to assume the longer-term role and continue to lead us during this critical time.”

Dr. Lalezari stated, “I am honored to accept the position of CEO during this crucial transition period for CytoDyn. Our clinical protocol in HIV+ subjects with immune activation has been revised per FDA guidance and, assuming the removal of the current hold on the trial protocol, we hope to initiate the trial this year.”

In addition, the Company announced that Mitchell Cohen has been appointed to the role of interim CFO, effective February 1, 2024, following the resignation of Antonio Migliarese, effective January 31, 2024. Mr. Cohen will be working with Mr. Migliarese to facilitate a smooth transition over the next several weeks.

As to the appointment of Mitch Cohen as interim CFO, Chair Tanya Urbach noted, “We look forward to working with Mr. Cohen. CytoDyn is confident in Mr. Cohen’s ability to lead our financial operations after his successfully serving as CFO and interim executive for numerous companies. Mr. Cohen is working with the company to facilitate a smooth transition in partnership with Mr. Migliarese. We thank Mr. Migliarese for his contributions over the past several years and wish him the very best in his future endeavors.”

About CytoDyn

CytoDyn is a clinical-stage biotechnology company focused on the development and commercialization of leronlimab, an investigational humanized IgG4 monoclonal antibody (mAb) that is designed to bind to C-C chemokine receptor type 5 (CCR5), a protein on the surface of certain immune system cells that is believed to play a role in numerous disease processes. CytoDyn has studied leronlimab in multiple therapeutic areas, including infectious disease, cancer, and autoimmune conditions.

About Dr. Jacob Lalezari

Promoted to CEO in January 2024, Dr. Lalezari brings over 34 years of industry experience to the Company, including nearly 20 years of experience with leronlimab, also known as PRO 140. He previously served as interim CEO of CytoDyn from November 2023 to January 2024, Chief Medical Officer during 2020, and has been a member of the Company’s scientific advisory board for the past several years. Dr. Lalezari has been the CEO and Medical Director of Quest Clinical Research since 1996, and served as the Chief Medical Officer of Virion Therapeutics in 2018. Dr. Lalezari has served as Principal Investigator for Phase I, II, and III clinical studies of new therapies for such viral diseases as HIV/AIDS, CMV, HPV, HSV, Hepatitis B and C, influenza, RSV, and COVID-19, including clinical trials conducted by the Company. His work has been published extensively and he is a well-regarded international speaker and patient advocate. Dr. Lalezari received his M.D. from the University of Pennsylvania, his M.A. from the University of Virginia, and his B.A. from the University of Rochester. He also holds a board certification from the American Board of Internal Medicine.

About Mitchell Cohen

Mr. Cohen has more than 30 years of financial, operations and general business experience as a senior financial and operations executive at various public and private companies and has extensive expertise in all SEC and public company matters. Mr. Cohen also has experience in public accounting with an emphasis on financial audits of hedge funds and mergers and acquisitions engagements. Prior to joining CytoDyn, Mr. Cohen served as interim Chief Financial Officer for several NASDAQ-listed companies, including Blue Apron Holdings, Inc., Redbox Entertainment, Inc., and Cerence Inc. Before that, he was a consulting Chief Financial Officer for various companies, and served as CFO of Athenian Venture Partners, a venture capital firm specializing in early-stage investments in information technology, healthcare, and digital health. Prior roles also include interim senior Chief Financial Officer at CIFC LLC; C-level roles at S2BN Entertainment, Inc.; and, Chief Financial Officer and Secretary of Asta Funding, Inc. Mr. Cohen graduated from Queens College with a bachelor’s degree in accounting and economics.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements may include statements about leronlimab, its ability to provide positive health outcomes, the Company’s ability to resolve the clinical hold imposed by the U.S. Food and Drug Administration (the “FDA”), the timing of future clinical trials, the Company’s ability to implement a successful operating strategy for the development of leronlimab and thereby create shareholder value, the ability to obtain regulatory approval of the Company’s drug products for commercial sales, and the strength of the Company’s leadership team. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties, including: (i) the regulatory determinations of leronlimab’s safety and effectiveness to treat the diseases and conditions for which we are studying the product by the FDA and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt and other payment obligations; (iv) the Company’s ability to recruit and retain key employees; (v) the Company’s ability to enter into partnership or licensing arrangements with third parties; (vi) the timely and sufficient development, through internal resources or third-party consultants, of analyses of the data generated from the Company’s clinical trials required by the FDA or other regulatory agencies in connection with applications for approval of the Company’s drug product; (vii) the Company’s ability to achieve approval of a marketable product; (viii) the design, implementation and conduct of the Company’s clinical trials; (ix) the results of any such clinical trials, including the possibility of unfavorable clinical trial results; (x) the market for, and marketability of, any product that is approved; (xi) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xii) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xiii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiv) general economic and business conditions; (xv) changes in foreign, political, and social conditions; (xvi) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvii) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and risk factors or cautionary statements included in subsequent Form 10-Qs and Form 8-Ks, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

CONTACT

Investor Relations

CytoDyn Inc.

ir@cytodyn.com